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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2004

                         Commission file number 0-15006


                         AVANT Immunotherapeutics, Inc.
             (Exact name of registrant as specified in its charter)
                              --------------------


        Delaware                                            13-3191702
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)


                                119 Fourth Avenue
                          Needham, Massachusetts 02494
          (Address of principal executive offices, including zip code)

                                 (781) 433-0771
              (Registrant's telephone number, including area code)


                   (Former name, if changed since last report)
                              --------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.  Results of Operations and Financial Condition.

On Ocotber 21, 2004, AVANT Immunotherapeutics, Inc. issued a press release announcing its financial results for the third quarter of 2004. The full text of the press release is furnished as Exhibit 99.1 hereto is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.
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99.1        Press Release of AVANT Immunotherapeutics, Inc. dated October 21,
            2004.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                               AVANT Immunotherapeutics, Inc.


Dated: October 21, 2004        By:      /s/ Avery W. Catlin
                                   ---------------------------------------------
                                        Avery W. Catlin
                                        Senior Vice President and
                                        Chief Financial Officer

                                  Exhibit Index

99.1     Press Release of AVANT Immunotherapeutics, Inc. dated October 21, 2004.